AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JULY 27, 2012
TO

THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 29, 2012, AS AMENDED THROUGH JUNE 27, 2012

NESTEGG TARGET DATE FUNDS

NESTEGG FUND (TICKER SYMBOLS: NECSX, NECPX)	NESTEGG 2030 FUND (TICKER SYMBOLS: NETHX, NEHPX)
NESTEGG 2020 FUND (TICKER SYMBOLS: NETWX, NETPX)	NESTEGG 2040 FUND (TICKER SYMBOLS: NEFYX, NEFPX, NEJVX)
NESTEGG 2050 FUND (TICKER SYMBOLS: NEFTX, NEFAX)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (THE “SAI”) LISTED ABOVE AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

On June 22, 2012, the Board of Trustees of the Trust approved a proposal to liquidate  the NestEgg Fund, NestEgg 2020 Fund, NestEgg 2030 Fund, NestEgg 2040 Fund and NestEgg 2050 Fund (each a “Fund” and together the “NestEgg Funds”). Accordingly, the NestEgg Funds are expected to cease operations, liquidate assets in each Fund, and distribute the liquidation proceeds to shareholders of record on or about September 28, 2012 (the “Liquidation Date”).

Effective at the close of business on August 31, 2012, the NestEgg Funds will no longer be open to new investors. Shareholders who opened and funded an account with a Fund as of the close of business on this date (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of a Fund, including purchases by existing plan-level retirement accounts relating to new or existing participants in such plans seeking to invest in a Fund.

Prior to the Liquidation Date, Fund shareholders may redeem (sell) or exchange their shares in the manner described in the Prospectuses under “Redeeming From Your Account” and “Exchanging Shares,” respectively. Effective immediately, any applicable contingent deferred sales charge (“CDSC”) will be waived for shareholders redeeming C Class Shares of the NestEgg 2040 Fund. Shareholders remaining in any Fund just prior to or on the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of that Fund’s portfolio holdings.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of that Fund as of the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

The planned liquidation of the NestEgg Funds may cause each Fund to increase its cash holdings and deviate from their respective investment objectives and strategies as stated in the Funds’ Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.